                                                                 EXHIBIT (R)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SEAN T. LEONARD and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional insurance policies and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:


       REGISTRANT NAME                  FILE NOS.
       -------------------------------  -----------------------------
       AGL SEPARATE ACCOUNT VL-R        333-129552 / 811-08561
                                        333-118318 / 811-08561
                                        333-109613 / 811-08561
                                        333-103361 / 811-08561
                                        333-82982 / 811-08561
                                        333-80191 / 811-08561
                                        333-65170 / 811-08561
                                        333-43264 / 811-08561
       AGL SEPARATE ACCOUNT D           333-25549 / 811-02441
       AGL SEPARATE ACCOUNT VUL-2       333-102300 / 811-06366
                                        333-102299 / 811-06366

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JAMES BRACKEN                         Director                  April 28, 2011
-------------
JAMES BRACKEN


--------------------------

JOHN Q. DOYLE              Director, President and Chief       April 28, 2011
-------------                    Executive Officer
JOHN Q. DOYLE


--------------------------

PETER J. EASTWOOD                     Director                  April 28, 2011
-----------------
PETER J. EASTWOOD


--------------------------

DAVID N. FIELDS                       Director                  April 28, 2011
---------------
DAVID N. FIELDS


--------------------------

PETER D. HANCOCK               Director and Chairman            April 28, 2011
----------------
PETER D. HANCOCK


--------------------------

DAVID L. HERZOG                       Director                  April 28, 2011
---------------
DAVID L. HERZOG


--------------------------

LOUIS P. IGLESIAS                     Director                  April 28, 2011
-----------------
LOUIS P. IGLESIAS


--------------------------

MONIKA M. MACHON                      Director                  April 28, 2011
----------------
MONIKA M. MACHON


--------------------------

KRISTIAN P. MOOR                      Director                  April 28, 2011
----------------
KRISTIAN P. MOOR


--------------------------

RALPH W. MUCERINO                     Director                  April 28, 2011
-----------------
RALPH W. MUCERINO


--------------------------

SID SANKARAN                          Director                  April 28, 2011
------------
SID SANKARAN

--------------------------

ROBERT S. SCHIMEK                    Director                   April 28, 2011
-----------------
ROBERT S. SCHIMEK


--------------------------

CHRISTOPHER L. SPARRO                Director                   April 28, 2011
---------------------
CHRISTOPHER L. SPARRO


--------------------------

NICHOLAS C. WALSH                    Director                   April 28, 2011
-----------------
NICHOLAS C. WALSH


--------------------------

MARK T. WILLIS                       Director                   April 28, 2011
--------------
MARK T. WILLIS